UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019 (September 3, 2019)

FRED’S, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-14565	62-0634010
(State or other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1550, Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(901) 365-8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value Share Purchase Rights	FRED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03. Bankruptcy or Receivership.

Chapter 11 Filing

On September 9, 2019 (the “Petition Date”), Fred’s, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) each filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) (collectively, the “Chapter 11 Cases”). The Chapter 11 Cases are proposed to be jointly administered under the caption and case number, Fred’s, Inc., et al., Case No. 19-11984 (Jointly Administered).

The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors have filed a series of motions with the Bankruptcy Court (collectively, the “First Day Motions”) seeking, among other things, authorization to continue paying employee wages and salaries and continue providing employee benefits without interruption, and certain other customary relief.. The Company expects that the Bankruptcy Court will approve these requests. During the Chapter 11 Cases, the Company intends to pay suppliers in full for all goods and services provided after the filing date as required by the Bankruptcy Code.

The Company has commenced going out of business sales at all retail locations, which are expected to close over the next 60 days. The Company expects to continue fulfilling pharmacy prescriptions at most of its pharmacy locations, while it continues to pursue the sale of its remaining pharmacy assets as part of the Bankruptcy Court supervised proceedings.

All documents filed with the Bankruptcy Court are available for inspection at https://dm.epiq11.com/Freds. Additionally, the Company has established a toll-free Restructuring Information Hotline for employees, suppliers, landowners, investors, and other interested parties, at (855) 543-5393.

Debtor-in-Possession Financing

On the Petition Date, the Company filed an agreed to form of Senior Secured Superpriority Debtor-In-Possession Credit Agreement (the “DIP Credit Agreement”), by and among the Debtors, Regions Bank, in its capacity as administrative agent (the “DIP Agent”), co-collateral agent and lender and Bank of America, N.A., in its capacity as co-collateral agent and lender (Bank of America, N.A. and Regions Bank in their capacities as lenders, the “DIP Lenders”). In connection with the First Day Motions, the Debtors have filed a motion seeking, among other things, interim and final approval of the DIP Credit Agreement. The DIP Credit Agreement, if approved by the Bankruptcy Court, would contain the following terms:

•

a senior secured, first- and super-priority debtor-in-possession revolving credit facility (the “DIP Facility”) in the aggregate principal amount of up to $35 million subject to the terms and conditions set forth in the DIP Credit Agreement (the “DIP Loan Commitment”), available upon entry of an interim order of the Bankruptcy Court, in form and substance reasonably acceptable to the DIP Lenders and DIP Agent, approving the DIP Facility on an interim basis (the “Interim DIP Order”);

•

borrowings under the DIP Facility will bear interest at a rate (the “Interest Rate”) per annum equal to (i) the greater of (a) the prime lending rate, (b) the federal funds rate and (c) LIBOR plus 1.00%, plus (ii) 3.25%, and upon an event of default, an additional 2.00% shall be added to the interest rate;

•

the Company will also be required to pay: (i) an unused line fee of 0.50% per annum (payable monthly in arrears) on the average daily unused portion of the DIP Loan Commitment, (ii) a letter of credit fee equal to the Interest Rate multiplied by the amount available to be drawn under letters of credit (payable monthly in arrears), and (iii) certain other fees to the DIP Agent, for the benefit of the DIP Agent and the DIP Lenders;

•	the maturity of the DIP Facility will be six months after the closing date of the DIP Credit Agreement, subject to earlier termination upon occurrence of customary defaults (“Termination”);

•

proceeds of the loans made under the DIP Facility will be used only for the following purposes: (i) to repay indebtedness under that certain Amended Revolving Loan and Credit Agreement, dated as of April 9, 2015, as amended, by and among the Company and certain of its subsidiaries, Regions Bank, in its capacity as administrative agent, co-collateral agent and lender and Bank of America, N.A., in its capacity as co-collateral agent and lender (the “Prepetition Revolving Credit Facility”); (ii) to pay expenses in a budget in form and substance satisfactory to the DIP Lenders (“Budget”) to fund the costs of an orderly liquidation; (iii) to repay certain other fees and expenses; (iv) to repay the obligations under the DIP Credit Agreement; and (v) certain other limited purposes set forth in the DIP Credit Agreement;

•

the obligations under the DIP Credit Agreement will be secured (subject to the Carve-Out (as defined below)) on the following bases: (i) a superpriority administrative claim; (ii) a perfected first priority senior security interest and lien on all assets of Debtors; and (iii) a perfected junior lien on certain property subject to valid, perfected and unavoidable prepetition liens;

•

the Debtors will be subject to certain milestones, including (among other things) the following deadlines: (i) entry of the Interim DIP Order no later than September 12, 2019; (ii) entry of the Bankruptcy Court’s final order, in form and substance acceptable to the DIP Lenders and DIP Agent, approving the DIP Facility no later than October 15, 2019; (iii) entry of an order authorizing going out of business sales to commence no later than September 12, 2019; (iv) completion of going out of business sales by October 30, 2019; (v) entry of an order approving pharmacy scripts and pharmacy inventory sale procedures no later than September 23, 2019; (vi) completion of the pharmacy scripts and pharmacy inventory sales no later than October 18, 2019; (vii) entry of an order approving real estate sale procedures no later than October 7, 2019; (viii) holding an auction for real estate sales no later than October 17, 2019; and (ix) completion of the real estate sales on or before November 15, 2019;

•

the DIP Facility will provide for certain customary covenants applicable to the Company, including covenants requiring (i) compliance with the approved Budget, subject to permitted variance of 15% on collections and 10% on disbursements, tested on a rolling 2-week basis for aggregate collections and disbursements and 1 week basis for front store going out of business collections and Rx merchandise disbursements; and (ii) delivery of a rolling 13-week operating cash flow forecast updated every four weeks and a weekly Budget variance report;

•

the Debtors’ obligations to the DIP Lenders and the liens and superpriority claims are subject in each case to a carve-out (the “Carve-Out”) that accounts for certain administrative, court and legal fees payable in connection with the Chapter 11 Cases; and

•	certain other terms consistent with the Prepetition Revolving Credit Facility, modified as appropriate and mutually agreed to.

The DIP Facility is subject to approval by the Bankruptcy Court, which has not been obtained at this time. The Debtors anticipate closing the DIP Facility promptly following the Bankruptcy Court’s entry of the Interim DIP Order.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constitutes an event of default that accelerated the obligations under the Prepetition Revolving Credit Facility, related to $15,615,362 outstanding aggregate principal amount of revolving loans and $8,779,672 of outstanding letters of credit.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

As previously disclosed, on August 23, 2019, Ritwik Chatterjee resigned from his role as Chief Financial Officer of the Company. On September 3, 2019, Mr. Chatterjee entered into a consulting agreement with the Company pursuant to which he will continue to provide transition services and other assistance to the Company for a period of three months. While Mr. Chatterjee provides such consulting services, he will receive a consulting fee of $30,000 per month and will be eligible for a one-time fee of $10,000 upon the completion of the services, subject to the Company’s discretion.

Appointment of Chief Restructuring Officer

Effective September 9, 2019, the Company appointed Mark Renzi as Chief Restructuring Officer of the Company to assist with the Debtors’ restructuring. With the support of additional personnel from Berkeley Research Group LLC (“BRG”), Mr. Renzi, working collaboratively with the Company’s senior management team, the Company’s board of directors, the Company’s legal counsel and other Company professionals, will perform the ordinary course duties of a chief restructuring officer in connection with the Chapter 11 Cases and related matters.

Mr. Renzi, 48, has served as a managing director of BRG, a global consulting firm, since 2016, during which time he has provided restructuring services, advised companies on management activities and has served in interim management positions. Prior to joining BRG, Mr. Renzi was a senior managing director at FTI Consulting, a global business advisory firm, with a 15-year tenure. He has a BA in Economics from Washington College and an MS in Finance from Boston College.

The services of Mr. Renzi and BRG personnel, are being provided pursuant to a letter agreement (the “Engagement Letter”), between the Company and BRG. Mr. Renzi will not receive any compensation directly from the Company. The Company will instead pay BRG $135,000 per month for Mr. Renzi’s services. In addition to receiving fees for Mr. Renzi’s services, under the terms of the Engagement Letter, BRG will be entitled to compensation at specified hourly rates for the services of other BRG personnel pursuant to the Engagement Letter, as well as reimbursement for direct out-of-pocket expenses. Upon execution of the Engagement Letter, the Company was required to forward to BRG the amount of $250,000, which funds will be held “on account” to be applied to BRG’s professional fees, charges and disbursements for the engagement. BRG will refund any unused amounts remaining on account. The Company will pay BRG an additional fee upon the closing of certain specified transactions. The Company has also agreed to indemnify BRG, Mr. Renzi and the other BRG personnel in connection with the engagement, subject to customary terms and conditions.

The Engagement Letter supersedes and replaces the Advisory Service Agreement (the ”Advisory Agreement”) between the Company and BRG, dated as of April 17, 2019, pursuant to which BRG began performing consulting services for the Company, including assisting the Company with a review and assessment of the Company’s business and the formulation of a go-forward operating plan, assisting in inventory liquidation initiatives and reviewing financial models, among other things. Mr. Renzi has no direct or indirect material interest in the services provided pursuant to the Engagement Letter beyond his role as managing director of BRG.

Other than as noted above, there is no other arrangement or understanding pursuant to which Mr. Renzi was engaged as Interim Chief Restructuring Officer of the Company. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Renzi and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Renzi and the Company that would be required to be reported.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2019, the Company’s board of directors approved amendments to the Company’s Amended and Restated Charter and Amended and Restated By-laws. The amendments account for the change in the address of the Company’s principal office to 2001 Bryan Street, Suite 1550, Dallas, Texas 75201. This description is qualified in its entirety by reference to the text of the Articles of Amendment to the Restated Charter and the Amendment to the Amended and Restated By-laws filed as exhibits 3.1 and 3.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 9, 2019, the Company issued a press release announcing the filing of the Chapter 11 Cases. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Comments in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as “outlook,” “guidance,” “may,” “should,” “could,” “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “committed,” “continue,” or “will” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, strategic initiatives, including those relating to store closures and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our store closures and the related sales of inventory and real estate issues; (iii) our divestitures; (iv) utilizing our stores and the extent of our pharmacy department presence in stores; (v) conditions affecting the retail sector as a whole; (vi) our reliance on a single supplier of pharmaceutical products; (vii) our pharmaceutical drug pricing; (viii) reimbursement rates and the terms of our agreements with pharmacy benefit management companies; (ix) consolidation in the healthcare industry; (x) our private brands; (xi) the seasonality of our business and the impact of adverse weather conditions; (xii) operational, supply chain and distribution difficulties; (xiii) merchandise supply and pricing; (xiv) consumer demand and product mix; (xv) our employees; (xvi) risks relating to payment processing; (xvii) our computer systems, and the processes supported by our information technology infrastructure; (xviii) our ability to protect the personal information of our customers and employees; (xix) cyber-attacks; (xx) changes in governmental regulations; (xxi) the outcome of legal proceedings, including claims of product liability; (xxii) insurance costs; (xxiii) tax assessments and unclaimed property audits; (xxiv) current economic conditions; (xxv) the terms of our existing and future indebtedness, including the covenants set forth in the documents governing such indebtedness; (xxvi) our ability to remediate the material weaknesses in our internal controls over financial reporting and otherwise maintain effective internal controls over financial reporting; (xxvii) our largest stockholder holding a significant percentage of our outstanding equity; (xxviii) our ability to attract and retain talented executives; (xxix) any strategic alternatives that we decide to pursue, if any; (xxx) the risks and uncertainties relating to the Company’s Chapter 11 Cases, including but not limited to, our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on our Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases; (xxxi) the conditions to which our debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside our control; and (xxxii); and the factors listed under Item 1A: “Risk Factors” in our Annual Report on Form 10-K, filed on May 3, 2019, with the Securities and Exchange Commission, under Part II, Item 1A: “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended May 4, 2019 and in any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles of Amendment to the Restated Charter of Fred’s, Inc.

3.2	Amendment to the Amended and Restated By-laws of Fred’s, Inc.

99.1	Press Release of Fred’s, Inc. dated September 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S, INC.

Date: September 9, 2019	By:	/s/ Joseph M. Anto
	Name:	Joseph M. Anto
	Title:	Chief Executive Officer and Secretary